Exhibit 10.6

UGI CORPORATION

2009 DEFERRAL PLAN

As amended and restated effective June 15, 2017

TABLE OF CONTENTS

Page

BACKGROUND	1

DEFINITIONS	1

ELIGIBILITY	4

BENEFITS	5
DISTRIBUTIONS TO PARTICIPANTS 8

VESTING	12

FUNDING	12

INVESTMENTS	12
ADMINISTRATION 13
CLAIMS PROCEDURE 15

AMENDMENT	17

TERMINATION	17
MISCELLANEOUS 18

EXHIBIT A	DISTRIBUTION ELECTION FORM –
UGI SERP PARTICIPANTS 21

EXHIBIT B	DISTRIBUTION ELECTION FORM –
AMERIGAS SERP PARTICIPANTS 24

EXHIBIT C	DISTRIBUTION ELECTION FORM –
NON-EMPLOYEE DIRECTORS 27

EXHIBIT D	DISTRIBUTION ELECTION FORM –
2009 UGI SERP PARTICIPANTS 30

EXHIBIT E	DISTRIBUTION ELECTION FORM –
AMERIGAS NON-EMPLOYEE DIRECTORS 34

i

BACKGROUND

UGI Corporation currently maintains the UGI Corporation Supplemental Executive Retirement Plan (“UGI SERP”) and the UGI Corporation 2009 Supplemental Executive Retirement Plan (“2009 UGI SERP) (collectively, the “UGI Plans”), and the UGI Corporation 2004 Omnibus Equity Compensation Plan, as amended, and 2013 Omnibus Incentive Compensation Plan (collectively, with any predecessor equity plans, the “Equity Plan”). AmeriGas Propane Inc. currently maintains the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan (“AmeriGas SERP”), and the AmeriGas Propane, Inc. 2010 Long-Term Incentive Plan on behalf of AmeriGas Partners, L.P. (“2010 AmeriGas LTIP”). UGI Corporation grants stock units to non-employee directors under the Equity Plan, and AmeriGas Propane, Inc. grants phantom units to non-employee directors under the 2010 AmeriGas LTIP.

UGI Corporation and AmeriGas Propane, Inc. desire to allow employees who are participants in the UGI Plans or the AmeriGas SERP, and non-employee directors who hold stock units or phantom units, to defer benefits under the UGI Plans, AmeriGas SERP, stock units or phantom units after separation from service. UGI Corporation and AmeriGas Propane, Inc. have adopted this amended and restated Plan to allow such deferral of benefits. Non-employee directors of the AmeriGas Board are eligible to participate in the Plan as of the date on which the APLP unitholders approved the 2010 AmeriGas LTIP. The Compensation Committee amended the Plan effective February 1, 2017 (the “Freeze Date”) to freeze the Plan with respect to Employees, so that, on or after the Freeze Date, only Employees who previously elected to participate in the Plan may be Plan participants. The Plan is hereby amended and restated effective June 15, 2017 to incorporate the closure of the Plan with respect to Employees and to make certain other administrative changes to the Plan.

All shares of UGI Corporation common stock that are to be distributed pursuant to stock units deferred under this Plan shall be issued under the applicable Equity Plan and shall in all respects be subject to the terms of the applicable Equity Plan. All common units of APLP that are to be distributed pursuant to phantom units deferred under this Plan shall be issued under the 2010 AmeriGas LTIP and shall in all respect be subject to the terms of the 2010 AmeriGas LTIP.

ARTICLE 1

Definitions

1.1	“2009 UGI SERP” means the UGI Corporation 2009 Supplemental Executive Retirement Plan.

1.2	“2010 AmeriGas LTIP” means the AmeriGas Propane, Inc. 2010 Long-Term Incentive Plan on behalf of AmeriGas Partners, L.P.

1.3	“Account” means a bookkeeping account established pursuant to Section 3.1 to reflect the total amount standing to the credit of the Participant under the Plan.

1.4	“Administrative Committee” shall mean the committee designated by the Compensation Committee to administer the Plan.

1.5	“Affiliated Company” means any affiliate or subsidiary of the Company, including AmeriGas Propane, Inc.

1.6	“Agreement” means the written instrument that sets forth the terms and conditions of a grant issued under the UGI Plans or AmeriGas SERP, or Stock Units, including all amendments thereto.

1.7	“AmeriGas Board” means the Board of Directors of AmeriGas Propane, Inc., as constituted from time to time.

1.8	“AmeriGas LTIP Change of Control” means a “Change of Control” as defined in the 2010 AmeriGas LTIP.

1.9	“AmeriGas SERP” means the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan, as amended.

1.10	“APLP” means AmeriGas Partners, L.P.

1.11	“APLP Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of AmeriGas Partners, L.P., dated as of July 27, 2009, as amended from time to time.

1.12
“Beneficiary” means the person designated by a Participant to receive any benefits payable after the Participant’s death. The Company shall provide a form for this purpose. In the event a Participant has not filed a Beneficiary designation with the Company or none of the designated Beneficiaries are living at the date of the Participant’s death, the Beneficiary shall be the Participant's estate.

1.13	“Board” means the Board of Directors of the Company.

1.14	“Change of Control” means “Change of Control” of the Company, as defined in the applicable Equity Plan under which the Stock Units were granted.

1.15	“Code” means the Internal Revenue Code of 1986, as amended.

1.16
“Common Unit” means a unit representing a fractional part of the partnership interests of all limited partners and assignees with respect to APLP and having the rights and obligations specified with respect to common units in the APLP Partnership Agreement.

1.17	“Compensation Committee” means the Compensation and Management Development Committee of the Board.

1.18	“Company” means UGI Corporation and its successors.

1.19	“Deferral Election” means an election to defer benefits under the UGI Plans, AmeriGas SERP benefits, Stock Units or Phantom Units as described in Section 3.2.

1.20
“Distribution Equivalent” means an amount determined by multiplying the number of Common Units subject to Phantom Units by the per-Common Unit cash distribution, or the per Common Unit fair market value of any distribution in consideration other than cash, paid by APLP on its Common Units.

1.21
“Dividend Equivalent” means an amount determined by multiplying the number of shares of common stock of the Company subject to Stock Units by the per-share cash dividend, or the per-share fair market value of any dividend in consideration other than cash, paid by the Company on its common stock.

1.22	“Effective Date” of the Plan is January 1, 2009.

1.23	“Employee” means any individual employed by the Employer as an officer, senior manager or other highly compensated employee.

1.24	“Employer” means the Company and its Affiliated Companies, either collectively or individually, as the context requires.

1.25	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.26	“Equity Plan” means the Company’s 2004 Omnibus Equity Compensation Plan, as amended, the Company’s 2013 Omnibus Incentive Compensation Plan, and any predecessor equity plan.

1.27	“Freeze Date” has the meaning set forth in the recitals.

1.28	“Grant Letter” means the written instrument that sets forth the terms and conditions of the Phantom Units, including all amendments thereto.

1.29
“Key Employee” means an Employee who, at any time during the 12-month period ending on the identification date, is a “specified employee” under section 409A of the Code, as determined by the Compensation Committee or its delegate. The determination of Key Employees, including the number and identity of persons considered specified employees and the identification date, shall be made by the Compensation Committee or its delegate in accordance with the provisions of section 409A of the Code and the regulations issued thereunder.

1.30	“Non-Employee Director” means a member of the Board or AmeriGas Board, as applicable, who is not an employee of the Employer.

1.31	“Participant” means any Employee or Non-Employee Director who satisfies the eligibility requirements set forth in Article 2 and, before the Freeze Date, elects to participate in the Plan.

1.32	“Phantom Units” means phantom units issued to Non-Employee Directors of the AmeriGas Board under the 2010 AmeriGas LTIP.

1.33	“Plan” means this UGI Corporation 2009 Deferral Plan.

1.34
“Postponement Period” means, for a Key Employee, the period of six months after Separation from Service (or such other period as may be required by section 409A of the Code), during which payments may not be made to the Key Employee under section 409A of the Code.

1.35	“Re-Deferral Election” means an election to re-defer the payment date of an Account as described in Section 4.3.

1.36	“Retirement Distribution Account” means a distribution account described in Section 4.2.

1.37	“Separation from Service” means a Participant’s separation from service with the Employer within the meaning of section 409A of the Code and the regulations promulgated thereunder.

1.38	“Stock Units” means the stock units issued to Non-Employee Directors under the Equity Plan.

1.39	“UGI Plans” means collectively, the UGI SERP and the 2009 UGI SERP.

1.40	“UGI SERP” means the UGI Corporation Supplemental Executive Retirement Plan, as amended.

1.41
“Unit Value” means, at any time, the value of each Stock Unit or Phantom Unit, as applicable, which shall be equal to the Fair Market Value (as defined in the Equity Plan or 2010 AmeriGas LTIP, as applicable) of a share of the Company’s common stock or a Common Unit, as applicable, on such date.

ARTICLE 2

Eligibility

2.1	Participation.

Each Employee who earned an accrued benefit under the UGI Plans or the AmeriGas SERP and elected to participate in the Plan prior to the Freeze Date, and each Non-Employee Director who receives a grant of Stock Units or Phantom Units, shall be eligible to participate in the Plan. Non-Employee Directors of the AmeriGas Board shall become eligible to participate in the Plan as of the date on which the APLP unitholders approve the 2010 AmeriGas LTIP, or, if later, as of the date on which the Non-Employee Director first receives a grant of Phantom Units. Each such Employee (prior to the Freeze Date) and each Non-Employee Director may elect to become a Participant by electing to have an Account established under this Plan upon Separation from Service, as described in Section 3.2 below. No Employee may elect to participate in the Plan on or after the Freeze Date.

ARTICLE 3

Benefits

3.1	Account.

The Employer shall create and maintain on its books an Account for each Participant after Separation from Service, to which it shall credit amounts credited to the Plan pursuant to this Article 3. The Employer shall also credit each Participant’s Account with deemed earnings, Dividend Equivalents or Distribution Equivalents, as applicable, in accordance with the provisions of Article 7 below.

3.2	Deferral Elections with respect to the UGI Plans, AmeriGas SERP, Stock Units and Phantom Units.

(a)    An Employee who had an accrued benefit in the UGI SERP or the AmeriGas SERP as of December 1, 2008, could elect in 2008 to have his or her benefit under the UGI SERP or AmeriGas SERP at Separation from Service credited to the Employee’s Account under this Plan as of the date of the Employee’s Separation from Service. A Non-Employee Director who held Stock Units as of December 31, 2008, could elect in 2008 to have his or her Stock Units at Separation from Service credited to the Non-Employee Director’s Account under this Plan as of the date of the Non-Employee Director’s Separation from Service.

(b)    An Employee who first accrues a benefit in the UGI SERP after December 31, 2008 and before the Freeze Date may elect to have his or her benefit under the UGI SERP credited to the Employee’s Account under this Plan as of the date of the Employee’s Separation from Service. The election must be made no later than 30 days following the first day of the calendar year following the calendar year in which the Employee first accrues a benefit under the UGI SERP, or as otherwise required by section 409A.

(c)    An Employee who first accrues a benefit in the AmeriGas SERP after December 31, 2008 and before the Freeze Date may elect to have his or her benefit under the AmeriGas SERP credited to the Employee’s Account under this Plan as of the date of the Employee’s Separation from Service. The election must be made before the first year in which the Employee accrues a benefit under the AmeriGas SERP (or any other nonqualified deferred compensation plan that is aggregated with the AmeriGas SERP for purposes of section 409A) or in the case of a newly hired Employee, not later than 30 days after the Employee first becomes eligible to participate in the AmeriGas SERP (or any other nonqualified deferred compensation plan that is aggregated with the AmeriGas SERP for purposes of section 409A), with respect to compensation for services to be performed after the election, in accordance with section 409A.

(d)    A Non-Employee Director of the Board who first receives Stock Units after December 31, 2008, may elect to have his or her Stock Units credited to the Non-Employee Director’s Account under this Plan as of the date of the Non-Employee Director’s Separation from Service. The election must be made before the first year in which the Non-Employee Director receives Stock Units or, in the case of a newly elected (after January 1, 2009) Non-Employee Director, not later than 30 days after the Non-Employee Director first becomes eligible to participate in the Plan, with respect to compensation for services to be performed after the election, in accordance with section 409A.

(e)     A Non-Employee Director of the AmeriGas Board who receives Phantom Units under the 2010 AmeriGas LTIP may elect to have his or her Phantom Units credited to the Non-Employee Director’s Account under this Plan as of the date of the Non-Employee Director’s Separation from Service. For Non-Employee Directors of the AmeriGas Board who first become eligible to participate in the Plan upon APLP unitholder approval of the 2010 AmeriGas LTIP, the election must be made no later than 30 days after they first become eligible to participate in the Plan, with respect to compensation for services to be performed after the election, in accordance with section 409A. Subsequently, newly elected Non-Employee Directors of the AmeriGas Board must make the election no later than 30 days after the Non-Employee Director first becomes eligible to participate in the Plan, with respect to compensation for services to be performed after the election, in accordance with section 409A.

(f)    An Employee who first accrues a benefit in the 2009 UGI SERP on or after October 1, 2009 and before the Freeze Date may elect to have his or her benefit under the 2009 UGI SERP credited to the Employee’s Account under this Plan as of the date of the Employee’s Separation from Service. The election must be made before the first year in which the Employee accrues a benefit under the 2009 UGI SERP (or any other nonqualified deferred compensation plan that is aggregated with the 2009 UGI SERP for purposes of section 409A) or, in the case of a newly hired Employee, not later than 30 days after the Employee first becomes eligible to participate in the 2009 UGI SERP (or any other nonqualified deferred compensation plan that is aggregated with the 2009 UGI SERP for purposes of section 409A), with respect to compensation for services to be performed after the election, in accordance with section 409A.

(g)    Each Employee or Non-Employee Director who makes an election under subsection (a), (b), (c), (d), (e) or (f) shall elect, at the same time, the form and time of payment of the benefits to be credited to his or her Account under this Plan, as described in Section 3.3 below.

(h)    If an Employee makes an election with respect to his or her benefit in the AmeriGas SERP and subsequently becomes eligible for the first time to participate in the 2009 UGI SERP, the Employee’s election with respect to the AmeriGas SERP shall apply with respect to any benefits earned under both the AmeriGas SERP and the 2009 UGI SERP. Similarly, if an Employee makes an election with respect to his or her benefit in the 2009 UGI SERP and subsequently becomes eligible for the first time to participate in the AmeriGas SERP, the Employee’s election with respect to the 2009 UGI SERP shall apply with respect to any benefits earned under both the AmeriGas SERP and the 2009 UGI SERP.

(i)    Notwithstanding the foregoing, the Administrative Committee may impose such rules and restrictions as it deems appropriate on Deferral Elections, in accordance with section 409A, including rules and restrictions with respect to the ability of newly promoted Employees to make Deferral Elections under the Plan.

(j)    Notwithstanding the foregoing, no Employee may first become a Participant on or after the Freeze Date.

3.3	Election of Form and Time of Payment.

When an Employee or Non-Employee Director makes an election pursuant to Section 3.2, the Employee or Non-Employee Director shall select one or more of the following forms and times of payment under the Plan for amounts credited under the UGI Plans, AmeriGas SERP, Stock Units or Phantom Units, as applicable:

(a)    An Employee may elect that the Employee’s benefits under the UGI Plans or the AmeriGas SERP be paid in a lump sum payment within 30 business days after the Employee’s Separation from Service date, subject to the Postponement Period for section 409A. A Non-Employee Director may elect that his or her Stock Units or Phantom Units shall be paid in a lump sum payment within 30 business days after his or her Separation from Service date. To the extent that any benefits under the UGI Plans, AmeriGas SERP benefits, Stock Units or Phantom Units are to be paid in a lump sum under this subsection (a), such benefits, Stock Units or Phantom Units shall be paid in accordance with the UGI Plans, AmeriGas SERP, Stock Unit Agreements or Phantom Unit Grant Letters, as applicable, and no Account for such benefits, Stock Units or Phantom Units will be established under this Plan.

(b)    A Participant may elect that as of the Participant’s Separation from Service date, the amounts deferred from the UGI Plans, AmeriGas SERP, Stock Units or Phantom Units, as applicable, shall be credited to a Retirement Distribution Account and shall be paid in installments over two to 10 years. The payments shall commence 14 months after the Participant’s Separation from Service date and shall be paid annually thereafter in the calendar year following the first payment and subsequent calendar years.

(c)    A Participant may elect that as of the Participant’s Separation from Service date, the amounts deferred from the UGI Plans, AmeriGas SERP, Stock Units or Phantom Units, as applicable, shall be credited to up to five Retirement Distribution Accounts, each of which shall be paid in a lump sum in the year specified by the Participant. The first Retirement Distribution Account shall become payable 14 months after the Participant’s Separation from Service date, unless the Participant has elected otherwise in accordance with the Plan.

3.4	Delivery Instructions

Each Participant’s deferral election must be made in writing on the distribution election form attached hereto as Exhibits A, B, C, D or E, as applicable, or similar forms, and must be filed with the Company’s Corporate Secretary.

ARTICLE 4

Distributions to Participants

4.1	Separation from Service.

When a Participant Separates from Service, the amounts to be credited from the UGI Plans, AmeriGas SERP, Stock Units or Phantom Units, as applicable, shall be credited to the Participant’s Account under this Plan in accordance with the Participant’s distribution election pursuant to Section 3.3. The amounts shall be distributed as follows:

(a)    If the Participant has elected a lump sum payment under Section 3.3(a), the amount shall be distributed in a lump sum payment as described in Section 3.3(a) under the UGI Plans, AmeriGas SERP, Stock Unit Agreement or Phantom Unit Grant Letter, as applicable.

(b)    If the Participant has elected installment payments under Section 3.3(b), the amount shall be distributed in the number of installments elected, as described in Section 3.3(b). The installments will be paid annually, and each installment will be calculated as the amount credited to the Participant’s Retirement Distribution Account

immediately before the distribution date, divided by the number of remaining years in the payment schedule.

(c)    If the Participant has elected one to five Retirement Distribution Accounts under Section 3.3(c), each Retirement Distribution Account shall be paid in a lump sum on the specified date after the Participant’s Separation from Service.

(d)     If a Participant has not elected the form and timing of payment, the amount will be distributed in a lump sum payment as described in Section 3.3(a).

(e)    Notwithstanding the foregoing or any elections to the contrary, if the total amounts credited to the Participant’s aggregate Retirement Distribution Accounts is less than $25,000 at the Participant’s Separation from Service date, distribution shall be made in a lump sum payment as described in Section 3.3(a).

4.2	Death

(a)    If a Participant dies before Separation from Service, the Participant’s benefit under the UGI SERP will be paid to his or her surviving spouse in the form designated by the Participant under Section 3.3. If a Participant dies before Separation from Service and does not have a surviving spouse, no death benefit will be paid under the UGI SERP. If a Participant dies after Separation from Service, the Participant’s benefit under the UGI SERP will be paid to his or her Beneficiary in the form and at the time designated by the Participant under Section 3.3.

(b)    If a Participant dies before or after Separation from Service, the Participant’s benefit under the AmeriGas SERP, the 2009 UGI SERP, the Participant’s Stock Units or Phantom Units, as applicable, will be paid to his or her Beneficiary in the form and at the time designated by the Participant under Section 3.3.

4.3	Re-Deferral Elections.

Subject to the timing requirements described below, a Participant may change his or her elections regarding the time and form of distribution (a “Re-Deferral Election”), as follows:

(a)    A Participant who has previously elected to receive his or her distribution in the form of a lump sum (or whose distribution is payable in a lump sum by operation of the Plan) may elect to re-defer all or any part of that scheduled distribution to a later date pursuant to subsection (b) below. A Participant who has previously elected to receive his or her distribution in the form of installments may elect to re-defer the entire distribution amount to a later date, provided that the election must be made pursuant to subsection (b) below before the installment payments begin.

(b)    Any Re-Deferral Election (i) will be irrevocable when made, (ii) may not accelerate the payment (in the case of installments, the Re-Deferral Election may not accelerate the first scheduled payment), (iii) will not be effective as to any payment scheduled to be made within 12 months of the Re-Deferral Election and (iv) must defer the first payment to which the Re-Deferral Election applies for at least five additional years. All Re-Deferral Elections must be made in accordance with section 409A of the Code.
(c)    No Re-Deferral Election may be made by a Participant who Separates from Service before the Participant has attained age 55 and has completed 10 years of service with the Employer. No Re-Deferral Election may be made after a Participant’s death. No Re-Deferral Election may be made after the tenth anniversary of the Participant’s Separation from Service.
(d)    In addition, in no event may a Participant make a Re-Deferral Election unless the Participant’s Retirement Distribution Account to be re-deferred is at least $25,000 at the time of the election.
(e)    Notwithstanding the foregoing, the Company reserves the right to reject any new Re-Deferral Election, in which case the applicable Account will be distributed in accordance with the Participant’s deferral election or Re-Deferral Election then in effect.
(f)    A Participant’s Re-Deferral Election must be made in writing and filed with the Company’s Corporate Secretary. The Company must acknowledge receipt of the Re-Deferral Election in order for the Re-Deferral Election to be valid. The Re-Deferral Election must designate a form and time of payment described in Section 3.3, except that the payment date shall be postponed as described in the Re-Deferral Election. All references in Sections 4.1 and 4.2 to payment dates and forms under Section 3.3 shall be deemed to include any applicable Re-Deferral Elections.

4.4	Change of Control.
(a)    The following provisions apply in the event of a Change of Control of the Company, notwithstanding anything in the Plan to the contrary:
(i)    A Change of Control will not affect the form and timing of distribution of the benefits under the UGI Plans and the AmeriGas SERP that are deferred under this Plan.
(ii)    In the event of a Change of Control that is a change in control event under section 409A of the Code, the Company shall redeem all the Stock Units then credited to the Participant’s Account and the redemption amount shall be paid in cash on the closing date of the Change of Control. The amount paid shall equal the product of the number of Stock Units being redeemed multiplied by the Unit Value at the date of the Change of Control.

(iii)    In the event that the transaction constituting a Change of Control is not a change in control event under section 409A of the Code, the Participant’s Stock Units shall be redeemed and paid in cash within 30 business days after the Participant’s Separation from Service date, instead of upon the Change of Control. (For example, an acquisition by any person of 20% or more of the voting power of the Company’s stock may be a Change of Control under the Equity Plan, whereas the section 409A definition requires that the person acquire 30% of the voting power of the stock). If the Change of Control is not a change in control event under section 409A of the Code and the Participant Separated from Service before the Change of Control, the Participant’s Stock Units shall be paid in cash at the applicable date specified in Section 4.1, 4.2 or 4.3. If payment is delayed after the Change of Control pursuant to this subsection (iii), the Compensation Committee may provide for the Stock Units to be valued at the Unit Value as of the date of the Change of Control and interest to be credited on the amount so determined at a market rate for the period between the Change of Control date and the payment date.
(b)    The following provisions apply in the event of an AmeriGas LTIP Change of Control, notwithstanding anything in the Plan to the contrary:
(i)    In the event of an AmeriGas LTIP Change of Control that is a change in control event under section 409A of the Code, APLP shall redeem all the Phantom Units then credited to the Participant’s Account and the redemption amount shall be paid in cash on the closing date of the AmeriGas LTIP Change of Control. The amount paid shall equal the product of the number of Phantom Units being redeemed multiplied by the Unit Value at the date of the AmeriGas LTIP Change of Control.
(ii)    In the event that the transaction constituting an AmeriGas LTIP Change of Control is not a change in control event under section 409A of the Code, the Participant’s Phantom Units shall be redeemed and paid in cash within 30 business days after the Participant’s Separation from Service date, instead of upon the AmeriGas LTIP Change of Control. If the AmeriGas LTIP Change of Control is not a change in control event under section 409A of the Code and the Participant Separated from Service before the AmeriGas LTIP Change of Control, the Participant’s Phantom Units shall be paid in cash at the applicable date specified in Section 4.1, 4.2 or 4.3. If payment is delayed after the AmeriGas LTIP Change of Control, pursuant to this subsection (ii), the Compensation Committee may provide for the Phantom Units to be valued at the Unit Value as of the date of the AmeriGas LTIP Change of Control and interest to be credited on the amount so determined at a market rate for the period between the AmeriGas LTIP Change of Control date and the payment date.

4.5
Medium of Payment. All distributions under the Plan shall be made in cash, except that (i) distributions of Stock Units (including Dividend Equivalents) shall be made 65% in Company common stock issued under the Equity Plan and 35% in cash, or as otherwise specified under the applicable Stock Unit Agreement or under Section 4.4, and (ii) distributions of Phantom Units (including Distribution Equivalents) shall be made 65% in Common Units issued under the 2010 AmeriGas LTIP and 35% in cash, or as otherwise specified under the applicable Phantom Unit Grant Letter or under Section 4.4.

4.6	Section 409A Six-Month Delay.

Notwithstanding any provision of the Plan to the contrary, distributions upon a Separation from Service to a Participant who is a Key Employee shall not be made during the Participant’s Postponement Period. If payment is required to be delayed for the Postponement Period pursuant to section 409A, the accumulated amounts withheld on account of section 409A shall be paid in a lump sum payment within 15 days of the Postponement Period. If the Participant dies during the Postponement Period prior to the distribution of the Participant’s Retirement Distribution Account, the amounts withheld on account of section 409A shall be paid to the Participant’s estate within 60 days after the Participant’s death.

ARTICLE 5

Vesting

5.1	The balance credited to a Participant’s Account shall be fully vested at all times.

ARTICLE 6

Funding

6.1
The Board may, but shall not be required to, authorize the establishment of a rabbi trust for the benefits described herein. In any event, the Company’s obligation hereunder shall constitute a general, unsecured obligation, payable solely out of its general assets, and no Participant shall have any right to any specific assets of the Company or any such vehicle.

ARTICLE 7

Investments

7.1	After a Participant’s Separation from Service, amounts credited to the Plan from the UGI Plans, AmeriGas SERP, Stock Units or Phantom Units shall be credited with earnings and losses as follows:

(a)     Amounts credited to a Participant’s Retirement Distribution Account from the UGI Plans or the AmeriGas SERP that are to be paid pursuant to Section 3.3(b) or 3.3(c) shall be deemed to be invested in investment funds according to procedures established by the Administrative Committee. The Participant may select the investment funds from among the funds made available by the Administrative Committee. If a Participant does not select the investment funds, the amounts credited for the Participant shall be deemed invested in a target retirement fund selected by the Administrative Committee.

(b)     Stock Units that are credited to the Plan and are to be paid pursuant to Section 3.3(b) or 3.3(c) shall continue to be held in the form of Stock Units. Dividend Equivalents shall be credited to the Participant’s Account with respect to Stock Units when dividends are paid on Company common stock, in an amount equal to the Dividend Equivalent associated with the Stock Units held by the Participant on the record date for the dividend. On the last day of each calendar year, the amount of the Dividend Equivalents credited to the Participant’s Account during that calendar year shall be converted to a number of Stock Units, based on the Unit Value on the last day of that calendar year. In the event of a Change of Control or in the event the Participant dies or Separates from Service prior to the last day of a calendar year, as soon as practicable following such event, and in no event later than the date on which Stock Units are distributed, the Company shall convert the amount of Dividend Equivalents previously credited to the Participant’s Account during the calendar year to a number of Stock Units based on the Unit Value on the date of such Change of Control, death or Separation from Service, as applicable.

(c)     Phantom Units that are credited to the Plan and are to be paid pursuant to Section 3.3(b) or 3.3(c) shall continue to be held in the form of Phantom Units. Distribution Equivalents shall be credited to the Participant’s Account with respect to Phantom Units when distributions are paid on Common Units, in an amount equal to the Distribution Equivalent associated with the Phantom Units held by the Participant on the record date for the distribution. On the last day of each calendar year, the amount of the Distribution Equivalents credited to the Participant’s Account during that calendar year shall be converted to a number of Phantom Units, based on the Unit Value on the last day of that calendar year. In the event of an AmeriGas LTIP Change of Control or in the event the Participant dies or Separates from Service prior to the last day of a calendar year, as soon as practicable following such event, and in no event later than the date on which Phantom Units are distributed, the Company shall convert the amount of Distribution Equivalents previously credited to the Participant’s Account during the calendar year to a number of Phantom Units based on the Unit Value on the date of such AmeriGas LTIP Change of Control, death or Separation from Service, as applicable.

7.2
Each Participant’s Account shall be adjusted periodically to take into account the gains, losses and income returns of the deemed investments selected by the Participant or as otherwise provided under this Article 7. The Employer shall not be required to invest any funds in the forms of investment made available hereunder and, in any event, any such investments shall at all times remain the property of the Employer.

ARTICLE 8

Administration

8.1
Appointment and Tenure of Administrative Committee Members. The Administrative Committee shall consist of one or more persons who shall be appointed by and serve at the pleasure of the Compensation Committee. Any Administrative Committee member may resign by delivering his or her written resignation to the Compensation Committee. Vacancies arising by the death, resignation or removal of an Administrative Committee member may be filled by the Compensation Committee.

8.2
Meetings; Majority Rule. Any and all acts of the Administrative Committee taken at a meeting shall be by a majority of all members of the Administrative Committee. The Administrative Committee may act by vote taken in a meeting (at which a majority of members shall constitute a quorum). The Administrative Committee may also act by unanimous consent in writing without the formality of convening a meeting.

8.3
Delegation. The Administrative Committee may, by majority decision, delegate to each or any one of its members, authority to sign any documents on its behalf, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of any discretion without first obtaining the concurrence of a majority of the members of the Administrative Committee, even though such person alone may sign any document required by third parties. The Administrative Committee shall elect one of its members to serve as Chairperson. The Chairperson shall preside at all meetings of the Administrative Committee or shall delegate such responsibility to another Administrative Committee member. The Administrative Committee shall elect one person to serve as Secretary to the Administrative Committee. All third parties may rely on any communication signed by the Secretary, acting as such, as an official communication from the Administrative Committee.

8.4
Authority and Responsibility of the Administrative Committee. The Administrative Committee shall have only such authority and responsibilities as are delegated to it by the Compensation Committee or specifically provided herein. The Administrative Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules and regulations for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Administrative Committee’s authorities and responsibilities shall also include:

(a)    maintenance and preservation of records relating to Participants, former Participants, and their beneficiaries;

(b)    preparation and distribution to Participants of all information and notices required under Federal law or the provisions of the Plan;

(c)    preparation and filing of all governmental reports and other information required under law to be filed or published;

(d)    engagement of assistants and professional advisers;

(e)    arrangement for bonding, if required by law; and

(f)    promulgation of procedures for determination of claims for benefits.

8.5
Compensation of Administrative Committee Members. The members of the Administrative Committee shall serve without compensation for their services as such, but all expenses of the Administrative Committee shall be paid or reimbursed by the Company.

8.6
Administrative Committee Discretion. Any discretion, actions, or interpretations to be made under the Plan by the Administrative Committee shall be made in its sole discretion, need not be uniformly applied to similarly situated individuals, and shall be final, binding, and conclusive on the parties. All benefits under the Plan shall be provided conditional upon the Participant’s acknowledgement, in writing or by acceptance of the benefits, that all decisions and determinations of the Administrative Committee shall be final and binding on the Participant, his or her Beneficiaries and any other person having or claiming an interest under the Plan.

8.7
Indemnification of the Administrative Committee. Each member of the Administrative Committee shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlement to which the Company does not consent) reasonably incurred by him or her in connection with any action to which he or she may be a party by reason of his or her service as a member of the Administrative Committee, except in relation to matters as to which he or she shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Administrative Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind, but shall not extend to costs, expenses and/or liabilities otherwise covered by insurance or that would be so covered by any insurance then in force if such insurance contained a waiver of subrogation. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Administrative Committee member may be entitled pursuant to the by-laws of the Company. Service on the Administrative Committee shall be deemed in partial fulfillment of the Administrative Committee member’s function as an employee, officer and/or director of the Company, if he or she serves in that capacity as well as in the role of Administrative Committee member

ARTICLE 9

Claims Procedure

9.01
Claim. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as “claimant”), or requesting information under the Plan shall present the request in writing to the Administrative Committee, which shall respond in writing or electronically. The notice advising of the denial shall be furnished to the claimant within 90 days of receipt of the benefit claim by the Administrative Committee, unless special circumstances require an extension of time to process the claim. If an extension is required, the Administrative Committee shall provide notice of the extension prior to the termination of the 90 day period, which notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render a decision. In no event may the extension exceed a total of 180 days from the date of the original receipt of the claim.

9.02	Denial of Claim. If the claim or request is denied, the written or electronic notice of denial shall state:
(a)    The specific reasons for denial;
(b)    Reference to the specific Plan provisions on which the denial is based;
(c)    A description of any additional material or information required and an explanation of why it is necessary; and
(d)    An explanation of the Plan’s claims review procedures and the time limits applicable to such procedures, including the right to bring a civil action under section 502(a) of ERISA.

9.03
Review of Claim. Any claimant whose claim or request is denied or who has not received a response within 60 days may request a review by notice given in writing or electronic form to the Administrative Committee. Such request must be made within 60 days after receipt by the claimant of the written or electronic notice of denial, or in the event the claimant has not received a response, 60 days after receipt by the Administrative Committee of the claimant’s claim or request. The claim or request shall be reviewed by the Administrative Committee which may, but shall not be required to, grant the claimant a hearing. On review, the claimant may (a) request, free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits; and (b) submit written comments, documents, records and other information related to the claim.

The Administrative Committee shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim,

regardless of whether the information was submitted or considered in the initial benefit determination.

9.04
Final Decision. The decision on review shall normally be made within 60 days after the Administrative Committee’s receipt of claimant’s claim or request. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be 120 days. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render a decision. The decision shall be in writing or in electronic form and shall:

(a)    State the specific reasons for the denial;
(b)    Specific reference to the pertinent Plan provisions on which the decision is based;
(c)    State that the claimant is entitled to receive, upon request and free of charge, and have reasonable access to and copies of all documents, records and other information relevant to the claim for benefits; and
(d)    State that the claimant may bring an action under section 502(a) of ERISA.
All decisions on review shall be final and binding on all parties concerned.

9.05
Claims Procedures Mandatory. The internal claims procedures set forth in this Article 9 are mandatory. If a claimant fails to follow these claims procedures, or to timely file a request for appeal in accordance with this Article 9, the denial of the claim shall become final and binding on all persons for all purposes.

9.06
Exhaustion of Claims and Appeals Procedures. A claim or action (a) to recover benefits allegedly due under the Plan or by reason of any law; (b) to enforce rights under the Plan; (c) to clarify rights to future benefits under the Plan; or (d) that relates to the Plan and seeks a remedy, ruling or judgment of any kind against the Plan or a Plan fiduciary or party in interest (collectively, a “Judicial Claim”), may not be commenced in any court or forum until after the claimant has exhausted the Plan’s claims and appeals procedures, including, for these purposes, any voluntary appeal right (an “Administrative Claim”). A claimant must raise all arguments and produce all evidence the claimant believes supports the claim or action in the Administrative Claim and shall be deemed to have waived every argument and the right to produce any evidence not submitted to the Administrative Committee as part of the Administrative Claim.

ARTICLE 10

Amendment

10.1
The provisions of the Plan may be amended at any time and from time to time by the Compensation Committee for any reason without either the consent of or prior notice to any Participant; provided, however, that no such amendment shall serve to reduce the benefit that has been credited to an Account on behalf of a Participant as of the effective date of the amendment. Notwithstanding the foregoing, the Administrative Committee may adopt any amendment to the Plan as it shall deem necessary or appropriate to (i) maintain compliance with current laws and regulations; (ii) correct errors and omissions in the Plan document; and (iii) facilitate the administration and operation of the Plan.

ARTICLE 11

Termination

11.1
While it is the Company’s intention to continue the Plan indefinitely in operation, the Compensation Committee may terminate the Plan in whole or in part at any time for any reason without either the consent of or prior notice to any Participant. No such termination shall reduce the benefit that has been credited to an Account on behalf of a Participant as of the effective date of the termination, but the Company may distribute all accrued benefits upon termination of the Plan in accordance with section 409A of the Code.

ARTICLE 12

Miscellaneous

12.1
Nonalienation of Benefits. None of the payments, benefits or rights of any Participant under the Plan shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee’s process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under the Plan.

12.2
Compensation. Any amounts payable hereunder shall not be deemed salary or other compensation to a Participant for the purposes of computing benefits to which the Participant may be entitled under any other arrangement established by the Employer for the benefit of its employees.

12.3
No Contract of Employment. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or Employee, or any person whomsoever, the right to be retained in the service of the Company or any other participating employer hereunder, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

12.4
Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

12.5	Heirs, Assigns and Personal Representatives. The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, present and future.

12.6
Successors. Unless the Compensation Committee directs otherwise before a Change of Control, in the event of a Change of Control, the Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company thereof, (i) to acknowledge expressly that this Plan is binding upon and enforceable against such successor in accordance with the terms hereof, (ii) to become jointly and severally obligated with the Company to perform the obligations under this Plan, and (iii) to agree not to amend or terminate the Plan for a period of three years after the date of succession without the consent of the affected Participant.

12.7
Headings and Captions. The headings and captions herein are provided for reference and convenience only, and shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

12.8
Controlling Law. The Plan shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, exclusive of conflict of law provisions thereof, to the extent not preempted by Federal law, which shall otherwise control.

12.9
Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefore shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Company, the Board, the Compensation Committee, the Administrative Committee and all other parties with respect thereto.

12.10
Reliance on Data and Consents. The Company, the Board, the Compensation Committee, the Administrative Committee and all other persons or entities associated with the operation of the Plan, and the provision of benefits thereunder, may reasonably rely on the truth, accuracy and completeness of all data provided by the

Participant, including, without limitation, data with respect to age, health and marital status. Furthermore, the Company, the Board, the Compensation Committee and the Administrative Committee may reasonably rely on all consents, elections and designations filed with the Plan or those associated with the operation of the Plan by any Participant, or the representatives of any such person without duty to inquire into the genuineness of any such consent, election or designation. None of the aforementioned persons or entities associated with the operation of the Plan or the benefits provided under the Plan shall have any duty to inquire into any such data, and all may rely on such data being current to the date of reference, it being the duty of the Participants to advise the appropriate parties of any change in such data.

12.11	Section 409A

(a)    The Plan is intended to comply with the requirements of section 409A of the Code, and shall in all respects be administered in accordance with section 409A. Notwithstanding anything in the Plan to the contrary, distributions may only be made under the Plan upon an event and in a manner permitted by section 409A of the Code. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of section 409A, such provision shall be deemed null and void to the extent permitted by applicable law. In no event shall a Participant, directly or indirectly, designate the calendar year of payment, except as permitted by section 409A of the Code.

(b)    If a Participant is subject to tax under the Federal Insurance Contribution Act (FICA) on his or her Account before distributions are to be made under the Plan, a distribution may be made under the Plan to pay the FICA tax imposed under section 3101 of the Code, section 3121(a) of the Code, and section 3121(v)(2) of the Code, or to pay the income tax at source on wages imposed under section 3401 of the Code or the corresponding withholding provisions of applicable state, local, or foreign tax laws as a result of the payment of the FICA amount, and to pay the additional income tax at source on wages attributable to the pyramiding section 3401 of the Code wages and taxes. The total payment made pursuant to this subsection must not exceed the aggregate FICA and related tax amount permitted under section 409A of the Code.

12.12
Stock Units Subject to Equity Plan Provisions. In addition to the provisions of this Plan, Stock Units shall be governed by the applicable Equity Plan, which is incorporated herein by reference. Stock Units shall be interpreted and administered in accordance with the Equity Plan, including provisions pertaining to (i) the registration, qualification or listing of the shares of Company common stock, (ii) changes in capitalization of the Company and (iii) other requirements of applicable law.

12.13
Phantom Units Subject to 2010 AmeriGas LTIP Provisions. In addition to the provisions of this Plan, Phantom Units shall be governed by the 2010 AmeriGas LTIP which is incorporated herein by reference. Phantom Units shall be interpreted and administered in accordance with the 2010 AmeriGas LTIP, including provisions pertaining to (i) the registration, qualification or listing of the Common Units, (ii) changes in capitalization of APLP and (iii) other requirements of applicable law.

Exhibit A

Distribution Election Form – UGI SERP Participants

UGI Corporation                Distribution Election Form – UGI SERP Participants
2009 Deferral Plan

Name

Address ______________________________________________________________________________
Daytime Phone Number    __________________________________________________________________
Under the UGI Corporation 2009 Deferral Plan (the “Deferral Plan”), you may elect to have your accrued benefit in the UGI Corporation Supplemental Executive Retirement Plan (“UGI SERP”) at separation from service credited to the Deferral Plan upon your separation from service. If you wish to do this, you must also elect the time and form of payment of the account that will be established for you under the Deferral Plan. The alternative times and forms of payment are listed below.
You should review the Deferral Plan document for a complete description of how the Deferral Plan works. The capitalized terms used below are defined in the Deferral Plan. This election is subject to the terms and conditions of the Deferral Plan, which are incorporated herein by reference.
Please complete and return this form to the Corporate Secretary, UGI Corporation, 460 Gulph Road, King of Prussia, PA 19406.

I. TIME AND FORM OF PAYMENT (After Separation from Service)

Note: You may check one form of payment for your entire UGI SERP benefit, or you may specify that your UGI SERP benefit will be paid in several forms of payment, by specifying whole percentages. If you specify several forms of payment, you should make sure that the percentages add up to 100%.
Upon Separation from Service, I elect to have my UGI SERP benefit distributed as follows:

A.	Lump Sum Payment:

☐	Lump sum payment at my Separation from Service. (Note: Under section 409A of the Internal Revenue Code, this payment will be made six months following your Separation from Service.)
This election applies to ____________% of my UGI SERP benefit.
B.    Installment Payments:

☐
Payments in ______ (Note: Fill in 2 to 10) annual installments, commencing 14 months following my Separation from Service, and annually thereafter in the calendar year following the first payment and subsequent calendar years.

This election applies to ____________% of my UGI SERP benefit.
C.    One to Five Retirement Distribution Accounts:

☐	Retirement Distribution Account #1 – Lump sum payment 14 months following my Separation from Service. This election applies to ____________% of my UGI SERP benefit.

☐	Retirement Distribution Account #2 – Lump sum payment in the first calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my UGI SERP benefit.

☐
Retirement Distribution Account #3 – Lump sum payment in the second calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my UGI SERP benefit.

☐	Retirement Distribution Account #4 – Lump sum payment in the third calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my UGI SERP benefit.

☐
Retirement Distribution Account #5 – Lump sum payment in the fourth calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my UGI SERP benefit.

Note: These elections are irrevocable. Under the Deferral Plan and section 409A of the Internal Revenue Code, you may make a Re-Deferral Election to postpone a payment, but not to accelerate a payment. Any Re-Deferral Election must be made at least one year before the scheduled payment date and must postpone payment for at least five years beyond the scheduled payment date. Re-Deferral Elections are subject to other restrictions described in the Deferral Plan.

II. BENEFICIARY DESIGNATION

Note: If you die before your Separation from Service, only your surviving spouse will receive a benefit under the UGI SERP. No other death benefits are provided under the UGI SERP in the event of death before Separation from Service.
If you die after Separation from Service but before your UGI SERP benefit has been completely distributed, your unpaid benefit will be payable to your designated Beneficiary. If you designate more than one Beneficiary, you should make sure that the percentages add up to 100%.
Beneficiary Designation: I designate the following persons to be the Beneficiary of my UGI SERP benefit (including my account under the Deferral Plan) if I die after Separation from Service. If any designated Beneficiary is not living (or is not in existence) at my death, then that Beneficiary’s share shall be allocated pro rata to the other surviving Beneficiaries. If no designated Beneficiary is living (or is in existence) at my death, then my Beneficiary shall be my estate. (Note: If more than one Beneficiary is named, please indicate percentage to be paid to each.)
_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip
_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

The foregoing Beneficiary designation supersedes and replaces any previous Beneficiary designation that I may have made under the UGI SERP or the Deferral Plan.

III. ACKNOWLEDGMENT AND SIGNATURE

By signing this election form, I understand that these elections are made in accordance with and are subject to the terms of the Deferral Plan. I understand and agree that the Deferral Plan’s Administrative Committee shall have full power and express discretionary authority to interpret and administer the Deferral Plan and to make all determinations with respect to the Deferral Plan. All actions taken by the Deferral Plan’s Administrative Committee shall be final, conclusive and binding upon all participants, beneficiaries, spouses and all other persons having an interest therein.
These elections are irrevocable and are subject to the terms of the Deferral Plan.

___________________________            __________________________________________________
Date                            Name
[To be completed by [_________________________________]]
Filing Date
Date received by [____________________]:     _____________________________________, ____

Exhibit B

Distribution Election Form – AmeriGas SERP Participants

UGI Corporation            Distribution Election Form – AmeriGas SERP Participants
2009 Deferral Plan

Name

Address ______________________________________________________________________________
Daytime Phone Number    __________________________________________________________________
Under the UGI Corporation 2009 Deferral Plan (the “Deferral Plan”), you may elect to have your accrued benefit in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan (“AmeriGas SERP”) at separation from service credited to the Deferral Plan upon your separation from service. If you wish to do this, you must also elect the time and form of payment of the account that will be established for you under the Deferral Plan. The alternative times and forms of payment are listed below.
You should review the Deferral Plan document for a complete description of how the Deferral Plan works. The capitalized terms used below are defined in the Deferral Plan. This election is subject to the terms and conditions of the Deferral Plan, which are incorporated herein by reference.
NOTE: If you make an election with respect to your benefit in the AmeriGas SERP and you subsequently become eligible for the first time to participate in the 2009 UGI SERP, your election with respect to the AmeriGas SERP shall apply with respect to any benefits earned under both the AmeriGas SERP and the 2009 UGI SERP. In that event, all references below to the AmeriGas SERP shall be deemed to include the 2009 UGI SERP.
Please complete and return this form to the Corporate Secretary, UGI Corporation, 460 Gulph Road, King of Prussia, PA 19406.

I. TIME AND FORM OF PAYMENT (After Separation from Service)

Note: You may check one form of payment for your entire AmeriGas SERP benefit, or you may specify that your AmeriGas SERP benefit will be paid in several forms of payment, by specifying whole percentages. If you specify several forms of payment, you should make sure that the percentages add up to 100%.
Upon Separation from Service, I elect to have my AmeriGas SERP benefit distributed as follows:

B.	Lump Sum Payment:

☐	Lump sum payment at my Separation from Service. (Note: Under section 409A of the Internal Revenue Code, this payment will be made six months following your Separation from Service.)
This election applies to ____________% of my AmeriGas SERP benefit.

B.    Installment Payments:

☐
Payments in ______ (Note: Fill in 2 to 10) annual installments, commencing 14 months following my Separation from Service, and annually thereafter in the calendar year following the first payment and subsequent calendar years.

This election applies to ____________% of my AmeriGas SERP benefit.
C.    One to Five Retirement Distribution Accounts:

☐	Retirement Distribution Account #1 – Lump sum payment 14 months following my Separation from Service. This election applies to ____________% of my AmeriGas SERP benefit.

☐
Retirement Distribution Account #2 – Lump sum payment in the first calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my AmeriGas SERP benefit.

☐
Retirement Distribution Account #3 – Lump sum payment in the second calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my AmeriGas SERP benefit.

☐
Retirement Distribution Account #4 – Lump sum payment in the third calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my AmeriGas SERP benefit.

☐
Retirement Distribution Account #5 – Lump sum payment in the fourth calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my AmeriGas SERP benefit.

Note: These elections are irrevocable. Under the Deferral Plan and section 409A of the Internal Revenue Code, you may make a Re-Deferral Election to postpone a payment, but not to accelerate a payment. Any Re-Deferral Election must be made at least one year before the scheduled payment date and must postpone payment for at least five years beyond the scheduled payment date. Re-Deferral Elections are subject to other restrictions described in the Deferral Plan.

II. BENEFICIARY DESIGNATION

If you die before receiving your entire AmeriGas SERP benefit, your benefit under the AmeriGas SERP will be payable to your designated Beneficiary. If you designate more than one Beneficiary, you should make sure that the percentages add up to 100%.
Beneficiary Designation: I designate the following persons to be the Beneficiary of my AmeriGas SERP benefit (including my account under the Deferral Plan) if I die before or after Separation from Service. If any designated Beneficiary is not living (or is not in existence) at my death, then that Beneficiary’s share shall be allocated pro rata to the other surviving Beneficiaries. If no designated beneficiary is living (or in existence) at my death, then my Beneficiary shall be my estate. (Note: If more than one Beneficiary is named, please indicate percentage to be paid to each.)
_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip
_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip
The foregoing Beneficiary designation supersedes and replaces any previous Beneficiary designation that I may have made under the AmeriGas SERP or the Deferral Plan.

III. ACKNOWLEDGMENT AND SIGNATURE

By signing this election form, I understand that these elections are made in accordance with and are subject to the terms of the Deferral Plan. I understand and agree that the Deferral Plan’s Administrative Committee shall have full power and express discretionary authority to interpret and administer the Deferral Plan and to make all determinations with respect to the Deferral Plan. All actions taken by the Deferral Plan’s Administrative Committee shall be final, conclusive and binding upon all participants, beneficiaries, spouses and all other persons having an interest therein.
These elections are irrevocable and are subject to the terms of the Deferral Plan.
___________________________            __________________________________________________
Date                            Name
[To be completed by [_________________________________]]
[To be completed by [_________________________________]]
Filing Date
Date received by [____________________]:     _____________________________________, ____

Exhibit C

Distribution Election Form – Non-Employee Directors

UGI Corporation             Distribution Election Form – UGI Non-Employee Directors
2009 Deferral Plan

Name

Address ______________________________________________________________________________
Daytime Phone Number    __________________________________________________________________
Under the UGI Corporation 2009 Deferral Plan (the “Deferral Plan”), you may elect to have your outstanding Stock Units at separation from service credited to the Deferral Plan upon your separation from service. If you wish to do this, you must also elect the time and form of payment of the account that will be established for you under the Deferral Plan. The alternative times and forms of payment are listed below.
You should review the Deferral Plan document for a complete description of how the Deferral Plan works. The capitalized terms used below are defined in the Deferral Plan. This election is subject to the terms and conditions of the Deferral Plan, which are incorporated herein by reference.
Please complete and return this form to the Corporate Secretary, UGI Corporation, 460 Gulph Road, King of Prussia, PA 19406.

I. TIME AND FORM OF PAYMENT (After Separation from Service)

Note: You may check one form of payment for all of your Stock Units, or you may specify that your Stock Units be paid in several forms of payment, by specifying whole percentages. If you specify several forms of payment, you should make sure that the percentages add up to 100%.
Upon Separation from Service, I elect to have my Stock Units distributed as follows:

C.	Lump Sum Payment:

☐	Lump sum payment at my Separation from Service.
This election applies to ____________% of my Stock Units.
B.    Installment Payments:

☐
Payments in ______ (Note: Fill in 2 to 10) annual installments, commencing 14 months following my Separation from Service, and annually thereafter in the calendar year following the first payment and subsequent calendar years.

This election applies to ____________% of my Stock Units.
C.    One to Five Retirement Distribution Accounts:

☐	Retirement Distribution Account #1 – Lump sum payment 14 months following my Separation from Service. This election applies to ____________% of my Stock Units.

☐	Retirement Distribution Account #2 – Lump sum payment in the first calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Stock Units.

☐	Retirement Distribution Account #3 – Lump sum payment in the second calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Stock Units.

☐	Retirement Distribution Account #4 – Lump sum payment in the third calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Stock Units.

☐	Retirement Distribution Account #5 – Lump sum payment in the fourth calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Stock Units.
Note: These elections are irrevocable. Under the Deferral Plan and section 409A of the Internal Revenue Code, you may make a Re-Deferral Election to postpone a payment, but not to accelerate a payment. Any Re-Deferral Election must be made at least one year before the scheduled payment date and must postpone payment for at least five years beyond the scheduled payment date. Re-Deferral Elections are subject to other restrictions described in the Deferral Plan.

II. BENEFICIARY DESIGNATION

If you die before payment of all your Stock Units, your Stock Units will be payable to your designated Beneficiary, notwithstanding any provision of your Stock Unit agreement to the contrary. If you designate more than one Beneficiary, you should make sure that the percentages add up to 100%.
Beneficiary Designation: I designate the following persons to be the Beneficiary under the Deferral Plan if I die before or after Separation from Service. If any designated Beneficiary is not living (or is not in existence) at my death, then that Beneficiary’s share shall be allocated pro rata to the other surviving Beneficiaries. If no designated Beneficiary is living (or in existence) at my death, then my Beneficiary shall be my estate. (Note: If more than one Beneficiary is named, please indicate percentage to be paid to each.)
_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip
The foregoing Beneficiary designation supersedes and replaces any previous Beneficiary designation that I may have made with respect to the Stock Units under the Deferral Plan.

III. ACKNOWLEDGMENT AND SIGNATURE

By signing this election form, I understand that these elections are made in accordance with and are subject to the terms of the Deferral Plan. I understand and agree that the Deferral Plan’s Administrative Committee shall have full power and express discretionary authority to interpret and administer the Deferral Plan and to make all determinations with respect to the Deferral Plan. All actions taken by the Deferral Plan’s Administrative Committee shall be final, conclusive and binding upon all participants, beneficiaries, spouses and all other persons having an interest therein.
These elections are irrevocable and are subject to the terms of the Deferral Plan.

___________________________            __________________________________________________
Date                            Name
[To be completed by [_________________________________]]
Filing Date
Date received by [____________________]:     _____________________________________, ____

Exhibit D

Distribution Election Form – 2009 UGI SERP Participants

UGI Corporation                Distribution Election Form – 2009 UGI SERP Participants
2009 Deferral Plan

Name

Address ______________________________________________________________________________
Daytime Phone Number    __________________________________________________________________
Under the UGI Corporation 2009 Deferral Plan (the “Deferral Plan”), you may elect to have your accrued benefit in the UGI Corporation 2009 Supplemental Executive Retirement Plan (“2009 UGI SERP”) at separation from service credited to the Deferral Plan upon your separation from service. If you wish to do this, you must also elect the time and form of payment of the account that will be established for you under the Deferral Plan. The alternative times and forms of payment are listed below.
You should review the Deferral Plan document for a complete description of how the Deferral Plan works. The capitalized terms used below are defined in the Deferral Plan. This election is subject to the terms and conditions of the Deferral Plan, which are incorporated herein by reference.
NOTE: If you make an election with respect to your benefit in the 2009 UGI SERP and you subsequently become eligible for the first time to participate in the AmeriGas SERP, your election with respect to the 2009 UGI SERP shall apply with respect to any benefits earned under both the AmeriGas SERP and the 2009 UGI SERP. In that event, all references below to the 2009 UGI SERP shall be deemed to include the AmeriGas SERP.
Please complete and return this form to the Corporate Secretary, UGI Corporation, 460 Gulph Road, King of Prussia, PA 19406.

I. TIME AND FORM OF PAYMENT (After Separation from Service)

Note: You may check one form of payment for your entire 2009 UGI SERP benefit, or you may specify that your 2009 UGI SERP benefit will be paid in several forms of payment, by specifying whole percentages. If you specify several forms of payment, you should make sure that the percentages add up to 100%.
Upon Separation from Service, I elect to have my 2009 UGI SERP benefit distributed as follows:

D.	Lump Sum Payment:

☐	Lump sum payment at my Separation from Service. (Note: Under section 409A of the Internal Revenue Code, this payment will be made six months following your Separation from Service.)
This election applies to ____________% of my 2009 UGI SERP benefit.

B.    Installment Payments:

☐
Payments in ______ (Note: Fill in 2 to 10) annual installments, commencing 14 months following my Separation from Service, and annually thereafter in the calendar year following the first payment and subsequent calendar years.

This election applies to ____________% of my 2009 UGI SERP benefit.
C.    One to Five Retirement Distribution Accounts:

☐	Retirement Distribution Account #1 – Lump sum payment 14 months following my Separation from Service. This election applies to ____________% of my 2009 UGI SERP benefit.

☐
Retirement Distribution Account #2 – Lump sum payment in the first calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my 2009 UGI SERP benefit.

☐
Retirement Distribution Account #3 – Lump sum payment in the second calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my 2009 UGI SERP benefit.

☐
Retirement Distribution Account #4 – Lump sum payment in the third calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my 2009 UGI SERP benefit.

☐
Retirement Distribution Account #5 – Lump sum payment in the fourth calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my 2009 UGI SERP benefit.

Note: These elections are irrevocable. Under the Deferral Plan and section 409A of the Internal Revenue Code, you may make a Re-Deferral Election to postpone a payment, but not to accelerate a payment. Any Re-Deferral Election must be made at least one year before the scheduled payment date and must postpone payment for at least five years beyond the scheduled payment date. Re-Deferral Elections are subject to other restrictions described in the Deferral Plan.

II. BENEFICIARY DESIGNATION

If you die before receiving your entire 2009 UGI SERP benefit, your benefit under the 2009 UGI SERP will be payable to your designated Beneficiary. If you designate more than one Beneficiary, you should make sure that the percentages add up to 100%.
Beneficiary Designation: I designate the following persons to be the Beneficiary of my 2009 UGI SERP benefit (including my account under the Deferral Plan) if I die after Separation from Service. If any designated Beneficiary is not living (or is not in existence) at my death, then that Beneficiary’s share shall be allocated pro rata to the other surviving Beneficiaries. If no designated Beneficiary is living (or is in existence) at my death, then my Beneficiary shall be my estate. (Note: If more than one Beneficiary is named, please indicate percentage to be paid to each.)
_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip
_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street
_______________________        _______________________________________
Relationship                City
__________________________________________________________________________
State                    Zip

The foregoing Beneficiary designation supersedes and replaces any previous Beneficiary designation that I may have made under the 2009 UGI SERP or the Deferral Plan.

III. ACKNOWLEDGMENT AND SIGNATURE

By signing this election form, I understand that these elections are made in accordance with and are subject to the terms of the Deferral Plan. I understand and agree that the Deferral Plan’s Administrative Committee shall have full power and express discretionary authority to interpret and administer the Deferral Plan and to make all determinations with respect to the Deferral Plan. All actions taken by the Deferral Plan’s Administrative Committee shall be final, conclusive and binding upon all participants, beneficiaries, spouses and all other persons having an interest therein.
These elections are irrevocable and are subject to the terms of the Deferral Plan.

___________________________            __________________________________________________
Date                            Name
[To be completed by [_________________________________]]
Filing Date
Date received by [____________________]:     _____________________________________, ____

Exhibit E

Distribution Election Form – AmeriGas Non-Employee Directors

UGI Corporation             Distribution Election Form – AmeriGas Non-Employee Directors
2009 Deferral Plan

Name
Address ______________________________________________________________________________
Daytime Phone Number    __________________________________________________________________
Under the UGI Corporation 2009 Deferral Plan (the “Deferral Plan”), you may elect to have your outstanding phantom units under the AmeriGas Propane, Inc. 2010 Long-Term Incentive Plan on behalf of AmeriGas Partners, L.P. (“Phantom Units”) at separation from service credited to the Deferral Plan upon your separation from service. If you wish to do this, you must also elect the time and form of payment of the account that will be established for you under the Deferral Plan. The alternative times and forms of payment are listed below.
You should review the Deferral Plan document for a complete description of how the Deferral Plan works. The capitalized terms used below are defined in the Deferral Plan. This election is subject to the terms and conditions of the Deferral Plan, which are incorporated herein by reference.
Please complete and return this form to the Corporate Secretary, UGI Corporation, 460 Gulph Road, King of Prussia, PA 19406.

I. TIME AND FORM OF PAYMENT (After Separation from Service)

Note: You may check one form of payment for all of your Phantom Units, or you may specify that your Phantom Units will be paid in several forms of payment, by specifying whole percentages. If you specify several forms of payment, you should make sure that the percentages add up to 100%.
Upon Separation from Service, I elect to have my Phantom Units distributed as follows:
A.    Lump Sum Payment:

☐	Lump sum payment at my Separation from Service.
This election applies to ____________% of my Phantom Units.
B.    Installment Payments:

☐
Payments in ______ (Note: Fill in 2 to 10) annual installments, commencing 14 months following my Separation from Service, and annually thereafter in the calendar year following the first payment and subsequent calendar years.

This election applies to ____________% of my Phantom Units.
C.    One to Five Retirement Distribution Accounts:

☐	Retirement Distribution Account #1 – Lump sum payment 14 months following my Separation from Service. This election applies to ____________% of my Phantom Units.

☐	Retirement Distribution Account #2 – Lump sum payment in the first calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Phantom Units.

☐	Retirement Distribution Account #3 – Lump sum payment in the second calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Phantom Units.

☐	Retirement Distribution Account #4 – Lump sum payment in the third calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Phantom Units.

☐	Retirement Distribution Account #5 – Lump sum payment in the fourth calendar year following payment of Retirement Distribution Account #1. This election applies to ____________% of my Phantom Units.
Note: These elections are irrevocable. Under the Deferral Plan and section 409A of the Internal Revenue Code, you may make a Re-Deferral Election to postpone a payment, but not to accelerate a payment. Any Re-Deferral Election must be made at least one year before the scheduled payment date and must postpone payment for at least five years beyond the scheduled payment date. Re-Deferral Elections are subject to other restrictions described in the Deferral Plan.

II. BENEFICIARY DESIGNATION

If you die before payment of all your Phantom Units, your Phantom Units will be payable to your designated Beneficiary. If you designate more than one Beneficiary, you should make sure that the percentages add up to 100%.
Beneficiary Designation: I designate the following persons to be the Beneficiary under the Deferral Plan if I die before or after Separation from Service. If any designated Beneficiary is not living (or is not in existence) at my death, then that Beneficiary’s share shall be allocated pro rata to the other surviving Beneficiaries. If no designated beneficiary is living (or in existence) at my death, then my Beneficiary shall be my estate. (Note: If more than one Beneficiary is named, please indicate percentage to be paid to each.)
_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City

__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City

__________________________________________________________________________
State                    Zip

_______________________        _______________________________________        _____%
Name                    Street

_______________________        _______________________________________
Relationship                City

__________________________________________________________________________
State                    Zip
The foregoing Beneficiary designation supersedes and replaces any previous Beneficiary designation that I may have made with respect to the Phantom Units under the Deferral Plan.

III. ACKNOWLEDGMENT AND SIGNATURE

By signing this election form, I understand that these elections are made in accordance with and are subject to the terms of the Deferral Plan. I understand and agree that the Deferral Plan’s Administrative Committee shall have full power and express discretionary authority to interpret and administer the Deferral Plan and to make all determinations with respect to the Deferral Plan. All actions taken by the Deferral Plan’s Administrative Committee shall be final, conclusive and binding upon all participants, beneficiaries, spouses and all other persons having an interest therein.
These elections are irrevocable and are subject to the terms of the Deferral Plan.

___________________________        __________________________________________________
Date                        Name

To be completed by [_________________________________]]

Filing Date

Date received by [____________________]:     _____________________________________, ____